Execution Version
EXTENSION AGREEMENT
THIS EXTENSION AGREEMENT, dated as of January 18, 2024 (this “Agreement”), by and among the undersigned Lenders and L/C Issuers, SUNPOWER CORPORATION, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, and BANK OF AMERICA, N.A., as Administrative Agent and the Swingline Lender.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 12, 2022 (as amended by the First Amendment, dated as of January 26, 2023, as amended by the Second Amendment, dated as of December 8, 2023 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Subsidiary Guarantors, the Lenders and the L/C Issuers party thereto from time to time, the Administrative Agent and Collateral Agent;
WHEREAS, the Lenders hereto, constituting Required Lenders, the Borrower, the Subsidiary Guarantors and the Administrative Agent have agreed, upon the following terms and conditions, to extend the Waiver Period (as defined in the Second Amendment);
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
1.Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Sections 1.02 through 1.08 of the Credit Agreement also apply to this Extension Agreement, mutatis mutandis, as if fully set forth herein.
2.Extension. Effective as of the date hereof, the Administrative Agent and the Lenders party hereto hereby agree to extend the termination date of the Waiver Period from January 19, 2024 to January 31, 2024.
3.Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that, as of the date hereof:
(a)each Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Agreement and the Credit Agreement;
(b)this Agreement when delivered hereunder will have been, duly executed and delivered by each Loan Party that is party hereto. This Agreement constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each Loan Party that is party hereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law;
(c)the execution, delivery and performance by each Loan Party of this Agreement has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (x) any indenture, agreement or other instrument evidencing Material Indebtedness that is binding upon the Loan Parties or any of their respective properties or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law, except, in each case (other than with respect to clause (i) above), to the extent that any of the foregoing would not reasonably be expected to have a Material Adverse Effect;
(d)after giving effect to this Agreement, the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (other than representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date (it being understood that any representation or warranty made with respect to any information contained on any Schedule to any Loan Document shall be made as if such representation or warranty was specifically limited to the Closing Date);
(e)no fees or other compensation are being paid or will be paid by the Borrower or its subsidiaries to the providers of the Second Amendment Revolving Commitments as compensation for their provision of the Second Amendment Revolving Commitments.
4.Conditions Precedent to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions (the first date on which all such conditions are satisfied, the “Effective Date”):
(a)Execution of this Agreement. The Administrative Agent’s shall have received duly executed counterparts of this Agreement from the Administrative Agent, the Lenders constituting Required Lenders, the Borrower and each other Loan Party.
(b)Payment of Fees and Expenses. The Borrower shall have paid (or caused to be paid), to the extent invoiced at least one (1) Business Day prior to the Effective Date, all costs, fees and expenses of the Administrative Agent (including, without limitation, legal fees and expenses) to the extent required to be paid by the Borrower pursuant to Section 11.04(a) of the Credit Agreement.
(c)No Default or Event of Default. As of the Effective Date, after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing.
(d)Representations and Warranties. The representations and warranties set forth in Section 3 hereof shall be true and correct on and as of the Effective Date in all material respects.
5.Reaffirmations.
(a)Each Loan Party, subject to the terms and limits contained in the Credit Agreement and in the other Loan Documents, reaffirms its Guaranty of the Guaranteed Obligations (including all such Guaranteed Obligations as modified, reaffirmed and/or increased pursuant to this Agreement) pursuant to the Credit Agreement. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Agreement and consents to the modification of the Credit Agreement effected pursuant to this Agreement. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as modified by this Agreement and that its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement.

(b)Each Loan Party hereby (i) confirms that each Collateral Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent provided thereunder, the payment and performance of the Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to the Credit Agreement) in accordance with the terms thereof, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under the applicable Collateral in accordance with the terms thereof and (iii) confirms its other pledges, other grants of security interests and other obligations, as applicable, under and subject to the terms of each Loan Document to which it is a party.
6.Release.
(a)In consideration of the agreements of the Administrative Agent, the Lenders, L/C Issuers and the Swingline Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Borrower, each other Loan Party and any of their Related Parties, on behalf of themselves and their successors and assigns (collectively, the “Releasors”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent, the Lenders, the L/C Issuers and the Swingline Lender, and their successors and assigns, and their present and former Related Parties (in each case, solely in their capacities as or in their duties as a Related Party of the Administrative Agent, Lender, L/C Issuer and/or Swingline Lender, as applicable, collectively, the “Releasees”), of and from all demands, actions, causes of action, suits, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Releasors may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, any of the other Loan Documents, this Agreement or transactions thereunder or related thereto which arises at any time on or prior to the date of this Agreement. For the avoidance of doubt, nothing in this Section 6 shall release or relieve any party from claims or obligations related to actions taken in any capacity other than as Administrative Agent, Lender, L/C Issuer and/or Swingline Lender, or in performing their duties as a Related Party thereof.

(b)Each Releasor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)Each Releasor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

7.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 11.01 of the Credit Agreement.
8.Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

9.Effect of the Agreement. On and after the Effective Date, (a) each reference to the “Credit Agreement” in any Loan Document shall be deemed to be a reference to the Credit Agreement, as modified by this Agreement, (b) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Agreement and (c) this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. Except as expressly provided in this Agreement, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents. Each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, a modification of the terms of the Credit Agreement.
10.GOVERNING LAW; JURISDICTION and WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN AND MADE A PART HEREOF.
11.Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuers or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
12.Electronic Execution; Electronic Records; Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile or other electronic imaging means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each other party hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any party hereto without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 DSC §7006, as it may be amended from time to time.
13.Direction to Administrative Agent. Each Lender party hereto, which collectively constitute all of the Lenders, hereby directs the Administrative Agent to enter into this Agreement.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

BANK OF AMERICA, N.A., as the Administrative Agent

By:        /s/ Christine Trotter
    Name: Christine Trotter
    Title: Vice President

[Signature Page to Extension Agreement]

BANK OF AMERICA, N.A., as a Lender, the Swingline Lender and a L/C Issuer

By:        /s/ Cameron D. Taylor
    Name: Cameron D. Taylor
    Title: Senior Vice President

[Signature Page to Extension Agreement]

BMO Bank N.A., as a Lender and a L/C Issuer

By:        /s/ David Check
    Name: David Check
    Title: Managing Director

[Signature Page to Extension Agreement]

CITIBANK, N.A., as a Lender and a L/C Issuer

By:        /s/ Derrick Lenz
    Name: Derrick Lenz
    Title: Authorized Signatory

[Signature Page to Extension Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender and a L/C Issuer

By:        /s/ Jason R. Williams
    Name: Jason R. Williams
    Title: Authorized Officer
[Signature Page to Extension Agreement]

BORROWER:

SUNPOWER CORPORATION

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
Title: Executive Vice President, Chief Financial Officer and Authorized Officer

[Signature Page to Extension Agreement]

SUBSIDIARY GUARANTORS:

SUNPOWER NORTH AMERICA, LLC

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
Title: Chief Executive Officer, President and Authorized Officer

SUNPOWER CORPORATION, SYSTEMS

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
    Title: Authorized Officer

FALCON ACQUISITION HOLDCO, INC.

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
    Title: Director and Authorized Officer

BLUE RAVEN SOLAR HOLDINGS, LLC

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
    Title: Manager and Authorized Officer

BLUE RAVEN SOLAR, LLC

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
    Title: Manager and Authorized Officer

[Signature Page to Extension Agreement]

BRS FIELD OPS, LLC

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
    Title: Manager and Authorized Officer

SUNPOWER CAPITAL, LLC

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
    Title: Authorized Officer

SUNPOWER CAPITAL SERVICES, LLC

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
    Title: Authorized Officer

SUNPOWER HOLDCO, LLC

By:        /s/ Elizabeth Eby
    Name: Elizabeth Eby
Title: Chief Financial Officer, Treasurer and Authorized Officer

[Signature Page to Extension Agreement]